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                                                                   EXHIBIT 10.24

         NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "'33 ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND SUCH SECURITIES ARE ACQUIRED FOR INVESTMENT ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE '33 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO MAKER THAT SUCH REGISTRATION IS NOT REQUIRED.

                                 BUILDNET, INC.

                                  SUBORDINATED
                          CONVERTIBLE PROMISSORY NOTE

$27,000,000                                           Raleigh, North Carolina
                                                          January 18, 2000

         For value received, BUILDNET, INC., a North Carolina corporation ("Maker"), promises to pay to THE UNILINK GROUP, LLC, a Georgia limited liability company that is changing its name to TUG LIQUIDATION, LLC ("Payee"), the principal sum of TWENTY-SEVEN MILLION DOLLARS ($27,000,000), with interest thereon at the rate of eight per cent (8%) per annum from the date hereof (the "Original Issue Date"), payable at 1770 The Exchange, Suite 240, Atlanta, Georgia, 30339 or at such other place as Payee may designate in writing, on or before January 18, 2002 (the "Maturity Date").

                               Section 1. Issue.

         Section 1.1 Relationship of Note to Acquisition. This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of that certain Acquisition Agreement of even date herewith by and among TUG Acquisition Corporation, a Georgia corporation and wholly owned subsidiary of Maker that is changing its name to The UniLink Group, Inc. (the "Subsidiary"), Maker and Payee (the "Purchase Agreement"), and is subject to the terms and conditions thereof which are, by this reference, incorporated herein and made a part hereof. Payment or conversion of this Note is also secured under the terms of that certain Security Agreement of even date herewith by and among the Subsidiary and Payee (the "Security Agreement"), and is subject to the terms and conditions thereof which are, by this reference, incorporated herein and made a part hereof. Payment of this Note is subordinated to Senior Debt. As used herein, "Senior Debt" means the secured and unsecured debt of Maker in favor of commercial lenders, including banks, insurance companies, and similar financial institutions, and any first priority security interests in the Assets (as defined in the Purchase Agreement) heretofore granted by Payee and assumed by Maker.

         Section 1.2 Payment of Note. On the Maturity Date, Maker shall pay principal and interest in full by wire transfer to Payee's account per Payee's instructions or by certified check sent by overnight courier to Payee's address, above (unless otherwise notified by Payee);
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provided, however, that to receive such payment Payee must surrender this Note for cancellation to Maker at the office of Maker described in Section 1.3 hereof or to a paying agent appointed by Maker. Principal and interest shall be considered paid on the date due, and no interest shall accrue thereafter, if there is on deposit on that date, in a bank trust account for the benefit of Payee, money sufficient to pay all principal and interest then due on the Note.

         Section 1.3 Office for Conversion and Payment. Maker shall maintain an office where the Note shall be surrendered for conversion or payment. This office will initially be located at the offices of Maker at 4813 Emperor Boulevard, Suite 130, Durham, NC 27703, until further notice from Maker to Payee. Payee may convert all or any portion of the principal amount of this
Note into BuildNet Common Stock at any time and from time to time. If Payee elects to convert less than the full principal amount of this Note then outstanding, such conversion shall be permitted only in one hundred (100)-share increments. Upon surrender of this Note for conversion in part, Maker shall issue a new Note in substantially the same form as this Note, except that the principal amount thereof shall be reduced by the principal amount hereof so converted.

                             Section 2. Conversion.

         Section 2.1 Right to Convert. Payee may, at any time and from time to time prior to the Maturity Date, convert all or, with Maker's prior written consent, any portion of the then outstanding principal amount and accrued and unpaid interest thereon of this Note into a number of shares of BuildNet Common Stock equal to the principal amount of this Note to be converted divided by the Conversion Price. If Payee elects to convert less than the full principal amount of this Note then outstanding, such conversion shall be permitted only in one hundred (100)-share increments unless Maker has given its contemporaneous consent to conversion of an odd lot. Upon surrender of this Note for conversion in part, Maker shall issue a new Note in substantially the same form as this Note, except that the principal amount thereof shall be reduced by the principal amount hereof so converted. Payee and Maker shall observe the procedures in Section 2.4 hereof in any conversion under this
Section 2.1.

         Section 2.2 Mandatory Conversion. All outstanding principal and accrued and unpaid interest due under this Note shall automatically be converted into BuildNet Common Stock equal to the then outstanding principal amount of this Note divided by the Conversion Price, in accordance with Section
2.4 hereof, upon the first to occur of (a) the expiration of any "lock up period" to which Maker's venture capital investors are subject following an initial public offering of the BuildNet Common Stock, and (b) the day prior to the closing of any merger or share exchange in which the consideration to be received by Payee would consist of freely tradable shares of capital stock of the acquiring company (in each case, a "Mandatory Conversion Event"). From and after a Mandatory Conversion Event, this Note shall represent solely the right to receive such number of shares of BuildNet Common Stock issuable upon the date of such Mandatory Conversion Event.

         Section 2.3 Conversion Price. The conversion price shall initially be US$4.40 per Conversion Share, subject to adjustment as set forth in Section
2.8 hereof (such conversion price and such conversion price as so adjusted, is hereinafter the "Conversion Price").


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         Section 2.4   Procedures for Conversion. To convert this Note into
BuildNet Common Stock, Payee must (i) give written notice to Maker of Payee's exercise of its right to convert all or any portion of the outstanding principal amount of this Note into BuildNet Common Stock, specifying the principal amount hereof to be converted, (ii) if the BuildNet Common Stock is to be registered in the name of a person other than Payee, furnish to Maker the name, address and social security or taxpayer identification number of such person, (iii) surrender this Note to Maker at the office of Maker described in
Section 1.3 hereof, or to a stock registrar or conversion agent appointed by Maker, (iv) furnish appropriate endorsements or transfer documents as required by Maker or any stock registrar or conversion agent appointed by Maker, and (v) furnish such other information as Maker may reasonably require. Maker shall pay any and all documentary stamp or similar issue or transfer taxes payable to the United States of America or any State of the United States of America, or any political subdivision thereof, in respect of the delivery to Maker of this Note for conversion or the issuance or delivery of BuildNet Common Stock upon conversion of this Note; provided, however, that Maker shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance or delivery of BuildNet Common Stock in a name other than that of Payee upon conversion, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to Maker the amount of any such tax or has established, to the satisfaction of Maker, that such tax has been paid. The date on which Payee satisfies all the requirements of this
Section 2.4 shall be the "Conversion Date." As soon as is practical thereafter, Maker shall deliver, directly or through any stock registrar or conversion agent appointed by Maker, a certificate for the number of full number of shares of BuildNet Common Stock issuable upon such conversion and a check for any fractional share. The certificate for such shares shall be legended with such securities law restrictions on transfer as may then be applicable. From and after the Conversion Date the person in whose name the certificate is registered shall be treated as a shareholder of record and shall enjoy all rights, privileges, and preferences and shall be subject to all terms, conditions, and limitations applicable to BuildNet Common Stock pursuant to Maker's Articles of Incorporation, as amended, and Bylaws.

         Section 2.5 Effect of Record Date. If any adjustment to be made to the Conversion Price pursuant to Section 2.8 hereof becomes effective immediately after a record date for an event as therein described, and conversion occurs prior to such event but after the record date, Maker may defer issuing, delivering, or paying to Payee any additional BuildNet Common Stock or check for any fractional share required by reason of such adjustment until the occurrence of such event, provided that Maker delivers to Payee an instrument evidencing Payee's right to receive such additional shares or check upon the occurrence of the event giving rise to the adjustment.

         Section 2.6 Reservation of Shares. Until such time as all of the Notes have been redeemed or converted into BuildNet Common Stock, Maker shall reserve out of its authorized but unissued Common Stock a sufficient number of shares BuildNet Common Stock to permit the conversion of the entire outstanding principal amount of this Note. All BuildNet Common Stock issued upon conversion of this Note shall be fully paid and non-assessable.

         Section 2.7 Fractional Shares. Fractional shares will not be issued upon conversion hereof. In lieu thereof, Maker shall deliver cash in the amount of the product of the Conversion



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Price multiplied by the fraction arising in the calculation of the number of shares of BuildNet Common Stock issuable upon conversion hereof.

         Section 2.8 Adjustments to Conversion Price. The Conversion Price shall be subject to adjustment from time to time as follows:

                 (a) Consolidation, Merger, or Sale. In case of the consolidation or merger of Maker with or into, or the sale of all or substantially all of its assets to, any person, or in the case of any consolidation or merger of another corporation into Maker in which Maker is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of Maker, this Note shall, after such consolidation, merger or sale, be convertible into the kind and number of securities or amount and kind of property of Maker or the corporation resulting from such merger or consolidation or to which such sale shall be made, as the case may be (the "Successor Corporation"), to which a holder of the number of shares of BuildNet Common Stock deliverable upon conversion (immediately prior to the time of such consolidation, merger or sale) of this Note would have been entitled upon such consolidation, merger or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth in Section 2.8 hereof with respect to the rights and interests of Payee, such that the provisions set forth in Section 2.8 hereof shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the conversion of this Note. The above provisions shall similarly apply to successive consolidations, mergers and sales. Any adjustment required by this Section 2.8(a) because of a consolidation, merger or sale to which Section 2.8(a) hereof is applicable shall be set forth in an undertaking delivered to Payee and executed by the Successor Corporation.

                 (b) Adjustments for Stock Dividends and Splits. In the event Maker should at any time or from time to time after the Original Issue Date fix a record date for the effectuation of a stock split, or subdivision of the outstanding shares of Common Stock (except in connection with a consolidation, merger, or sale covered by Section 2.8(a) hereof) or the determination of holders of BuildNet Common Stock entitled to receive a dividend or other distribution payable in additional shares of BuildNet Common Stock or other securities or rights convertible into, or entitling Payee thereof to receive directly or indirectly, additional shares of BuildNet Common Stock (hereinafter referred to as "BuildNet Common Stock Equivalents") without payment of any consideration by such Payee for the additional shares of BuildNet Common Stock or the Common Stock Equivalents (including the additional shares of BuildNet Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of BuildNet Common Stock issuable upon conversion of a Note shall be increased in proportion to the increase in the number of outstanding shares resulting from such stock split, stock dividend, distribution, or subdivision.

                 (c) Reverse Stock Splits. In the event Maker should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse


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         stock split, or a transaction having a similar effect on the number of outstanding shares of BuildNet Common Stock, (except in connection with the consolidation, merger, or sale covered by Section 2.8(a) hereof), then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the Conversion Price shall be appropriately increased so that the number of shares of BuildNet Common Stock issuable upon conversion of this Note shall be decreased in proportion to the decrease in the number of outstanding shares of BuildNet Common Stock resulting from the reverse stock split or similar transaction.

                 (d) Reclassification. In the event Maker should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Note shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of BuildNet Common Stock equal to the number of shares of BuildNet Common Stock issuable upon conversion of this Note immediately prior to such reclassification.

                        Section 3. Default and Remedies.

         Section 3.1 Default. As used herein, a "Default" hereunder occurs if:

                 (a) Maker defaults in the payment of principal when the same becomes due and payable at the Maturity Date;

                 (b) Maker fails to comply with any of its other agreements or covenants contained in this Note and such failure is not cured within ten (10) days after Maker receives written demand from Holder to remedy the same; or

                 (c)   There is an Event of Default under the Security
         Agreement.

         Section 3.2 Remedies of Holders. Upon the occurrence of a Default described in Section 3.1 hereof, Payee may, in addition to the exercise of any right, power, or remedy permitted to such holder or holders by law and under the Security Agreement, declare (by written notice or notices to Maker) the entire principal of and all interest accrued on the Note to be due and payable, and such Notes shall thereupon become immediately due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived by Maker. Subject to restrictions imposed by Senior Debt, upon such declaration, Maker shall immediately pay to Payee the entire principal of and interest accrued on the Notes, plus all costs of collection, including attorneys' fees.

         Section 3.3 Effect of Delay. A delay or omission by Payee in exercising any right or remedy arising upon a Default shall not impair such right or remedy or constitute a waiver of or an acquiescence in the Default. All remedies are cumulative to the extent permitted by law.

                         Section 4. General Provisions.

         Section 4.1 Waivers of Maker. Maker hereby waives protest, presentment, notice of dishonor and notice of acceleration of maturity and agrees to continue to remain bound for the


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payment of principal and all other sums due under this Note notwithstanding any change by way of any extension of time for the payment hereof.

         Section 4.2 Prepayment. This Note may be prepaid in full or in part at any time by the mutual consent of Maker and Payee without penalty or premium.

         Section 4.3 Governing Law. This Note is to be governed by and construed in accordance with the laws of the State of North Carolina.

         Section 4.4 No Impairment. Maker will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance, or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by Maker, but will at all times and in good faith assist in the carrying out of all provisions of Sections 4 and 5 hereof and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of Payees of the Notes against impairment.

                       [NEXT PAGE IS THE SIGNATURE PAGE.]


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         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed as of the 18th day of January, 2000.

                            BUILDNET, INC.

                            By:  /s/ Bayard M Atwood, III
                               ----------------------------------
                            Name:    Bayard M. Atwood, III
                                 --------------------------------
                            Title:  President
                                  -------------------------------


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